UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2012

SUGARMADE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23446	94-300888
(Commission File Number)	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200, San Jose CA 95125
(Address of Principal Executive Offices)

888-747-6233
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

The information contained in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 3.02

Unregistered Sales of Equity Securities

Between August 17, 2012 and September 18, 2012, SugarMade, Inc. (the “Company”) issued a total of $215,000 in convertible promissory notes to seven accredited investors.  The convertible promissory notes are due in 9 months from the date of issuance; accrue interest at the rate of 14%; and are convertible at the election of the investors at such time as the Company has raised a minimum of $500,000 in equity in a subsequent equity financing, at the conversion price which is the lower of 80% of the per share purchase price paid for the securities by the investors in the subsequent financing, or $.50 per share.  In connection with the issuance of the promissory notes, the investors in the aggregate received two-year warrants to purchase up to a total of 32,250 shares of common stock at $.50 per share, and two-year warrants to purchase up to a total of 53,750 shares of common stock at $.01 per share.  The issuance of notes and warrants to the investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.  The summary of the financing transaction described above, and the summary of the terms of the securities and agreements related to such financing transaction, are qualified in their entirety by reference to the form of subscription agreement, form of convertible note and forms of warrant which are filed as exhibits to this Current Report.

On September 20, 2012, the Company issued 250,000 shares to a third party consultant in consideration for its services under the terms of a consulting agreement for investor relations and public communications services.  The issuance of shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of investors; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale or issuance of the securities took place directly between the investor and the Company or the consultant and the Company.

As of the date of this Current Report, the Company has 10,538,526 shares of common stock issued and outstanding.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

Exhibit	Description
10.13	Form of Subscription Agreement
10.14	Form of Convertible Note
10.15	Form of Warrant
10.16	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUGARMADE, INC.
/s/ Scott Lantz
Dated: September 26, 2012	By:
Scott Lantz Chief Executive Officer

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